UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 24, 2014
KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15491 (Commission File Number)	57-0923789 (IRS Employer Identification No.)

2835 KEMET Way Simpsonville, SC (Address of principal executive offices)	29681 (Zip Code)

(864) 963-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 24, 2014, the stockholders of KEMET Corporation (the “Company”) adopted the 2014 Amendment and Restatement of the KEMET Corporation 2011 Omnibus Equity Incentive Plan (the “Amended Plan”) at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Amended Plan had previously been unanimously approved and adopted by the Company’s Board of Directors, subject to stockholder approval. The Amended Plan amends and restates the 2011 KEMET Corporation Omnibus Equity Incentive Plan (the “Original Plan”), in the following key respects:

•	increases the number of shares authorized for issuance under the Original Plan by 2,600,000 shares;

•
allows any unexercised, unconverted or undistributed portion of any award made under the under the Original Plan, the 2004 Long-Term Equity Incentive Plan, the 1995 Executive Stock Option Plan and the 1992 Key Employee Stock Option (collectively, the “Prior Plans”) or the Amended Plan resulting from termination, expiration or forfeiture of such award, any shares subject to any award made under the Amended Plan or Prior Plans settled for cash and any shares issued pursuant to restricted stock awards under the Amended Plan and subsequently reacquired by the Company due to termination, expiration or forfeiture of the restricted stock award, to be again available for issuance as an award under the Amended Plan;

•
limits the number of shares during any fiscal year that may be granted to director and non-director participants pursuant to options or stock appreciation rights (“SARs”) and the number of shares that may be earned by director and non-director participants with respect to restricted stock awards, restricted stock unit awards, performance awards and/or other share-based awards; and

•	subject to certain limited exceptions, imposes a minimum vesting period for options and SARs of not less than one year from the date of grant.

The foregoing summary of the amendments to the Original Plan contained in the Amended Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 24, 2014, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, four proposals were voted upon by the Company’s stockholders. The proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 27, 2014. The following are the voting results for each matter submitted to the Company’s stockholders at the Annual Meeting.

1.	Election of Directors
The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve three-year terms to expire in 2017 with the following vote:

	For	Against	Abstentions	Broker Non-Votes
Frank G. Brandenberg	27,301,815	440,375	59,724	13,564,530
Joseph V. Borruso	27,221,909	524,913	55,092	13,564,530
E. Erwin Maddrey, II	27,301,392	445,530	54,992	13,564,530

2.	Ratification of the Appointment of Ernst & Young LLP
The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015 with the following vote:

For	Against	Abstentions	Broker Non-Votes
41,191,617	111,840	62,987	—

3.	Approval of the 2014 Amendment and Restatement of the KEMET Corporation 2011 Omnibus Equity Incentive Plan
The stockholders of the Company approved the 2014 Amendment and Restatement of the KEMET Corporation 2011 Omnibus Equity Incentive Plan with the following vote:

For	Against	Abstentions	Broker Non-Votes
22,390,246	5,336,202	75,466	13,564,530

4.    Advisory Approval of Compensation Paid to Named Executive Officers
The stockholders of the Company approved, on an advisory basis, the compensation paid to the Company’s named executive officers with the following vote:

For	Against	Abstentions	Broker Non-Votes
26,457,414	1,164,986	179,514	13,564,530

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description
10.1	2014 Amendment and Restatement of the 2014 KEMET Corporation 2011 Omnibus Equity Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2014

KEMET CORPORATION

By:    /s/ R. James Assaf
R. James Assaf
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	2014 Amendment and Restatement of the 2014 KEMET Corporation 2011 Omnibus Equity Incentive Plan